SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  Registrant   { X }
Filed  by  a  Party  other  than  the  Registrant  {   }
Check  the  appropriate  box:
{ X }     Preliminary  Proxy  Statement
{   }     Confidential,  for  Use  of  the Commission Only (as permitted by Rule
          14a-6(e)(2))
{   }     Definitive  Proxy  Statement
{   }     Definitive  Additional  Materials
{   }     Soliciting  Material  Pursuant  to (S) 240.14a-11(c) or (S) 240.14a-12

                                  VSOURCE,  INC.
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             (Name  of  Registrant  as  Specified  In  Its  Charter)
--------------------------------------------------------------------------------
  (Name  of  Person(s)  Filing  Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

{ X }     No  fee  required.
{   }     $125  per  Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or  Item  22(a)(2)  of  Schedule  14A.
{   }     $500  per  each party to the controversy pursuant to Exchange Act Rule
          14a-6(i)(3).
{   }     Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

   1)     Title  of  each  class  of  securities  to  which transaction applies:

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   2)     Aggregate  number  of  securities  to  which  transaction  applies:

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   3)     Per  unit  price  or  other  underlying  value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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   4)     Proposed  maximum  aggregate  value  of  transaction:

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   5)     Total  fee  paid:

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{   }     Fee  paid  previously  with  preliminary  materials.

{   }     Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)     Amount  Previously  Paid:

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   2)     Form,  Schedule  or  Registration  Statement  No.:

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   3)     Filing  Party:

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   4)     Date  Filed:

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                                  VSOURCE, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 12, 2000

TO  THE  STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Vsource, Inc., a Nevada corporation ("the Company"), will be held on [ ], June [ ], 2000 at [ ] a.m., local time, at the Sheraton Four Points Hotel located at 1050
Schooner  Drive,  Ventura,  California  93001  for  the  following  purposes:

1. To elect five directors of the Company to serve until the 2001 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (Proposal 1);

2. To approve a change in the Company's state of incorporation ("Reincorporation") from Nevada to Delaware by means of a merger of the Company with and into a wholly owned subsidiary (Proposal 2);

3. To ratify the appointment of Grant Thornton LLP as independent public accountants of the Company for the fiscal year ending January 31, 2001 (Proposal
3);  and

4. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Please note that in connection with the Reincorporation, stockholders may be entitled to dissenter's rights pursuant to Nevada Revised Statutes Sections 92A.300-92A.500. A copy of such statutes is attached to the accompanying proxy statement.

Stockholders of record at the close of business on May 8, 2000, shall be entitled to notice of and to vote at the meeting.


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
All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                              Sincerely,

                              Robert  C.  McShirley
                              President  and  Chief  Executive  Officer
Ventura,  California
May  [**],  2000

                        YOUR  VOTE  IS  IMPORTANT

     IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.


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
                                  VSOURCE, INC.
                         5720 Ralston Street, Suite 110
                            Ventura, California 93003

                                PROXY  STATEMENT
                 INFORMATION  CONCERNING  SOLICITATION  AND  VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Vsource, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on [ ], June [ ], 2000 at [ ] a.m., local time, at the Sheraton Four Points Hotel located at 1050 Schooner Drive, Ventura, California 93001, and at any adjournment(s) thereof (the "Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number is (805) 677-6720. These proxy solicitation materials were mailed on or about May [**], 2000 to all stockholders entitled to vote at the Meeting.

RECORD  DATE  AND  STOCK  OWNERSHIP

     Stockholders of record at the close of business on May 8, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. As of April 17, 2000, 15,905,977 shares of the Company's common stock, par value $0.01 (the "Common Stock"), and 2,802,00 shares of the Company's Series 1-A Convertible Preferred Stock, par value $0.01 (the "Preferred Stock"), were issued and outstanding.

REVOCABILITY  OF  PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Robert C. McShirley) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

VOTING  AND  SOLICITATION

     Each stockholder voting in the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock and Preferred Stock held by such stockholder, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than the total number of directors authorized by the Company's Bylaws. However, no stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the Meeting prior to the voting of the intention to cumulate


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the  stockholder's  votes.  The five nominees for director receiving the highest number of votes at the Meeting will be elected. On all matters other than the election of directors, each share of Common Stock and each share of Preferred Stock has one vote.

     The cost of this solicitation will be borne by the Company. The Company has retained the services of Corporate Investor Communications (the "Agent") to perform a search of brokers, bank nominees and other institutional owners. The Company estimates that it will pay the Agent a fee of approximately $5,000 for its services and will reimburse it for reasonable out-of-pocket expenses, if necessary. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

QUORUM;  ABSTENTIONS;  BROKER  NON-VOTES

     The Company's Bylaws provide that the presence in person or by proxy of the holders of a majority of the Company's issued and outstanding capital stock entitled to vote at the Meeting shall constitute a quorum for the transaction of business. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude broker non-votes from the calculation of shares entitled to vote. Because directors are elected by a plurality vote, abstentions in the election of directors have no impact once a quorum exists.

DEADLINE  FOR  RECEIPT  OF  STOCKHOLDER  PROPOSALS

     The Company currently intends to hold its 2001 Annual Meeting of Stockholders in June 2001 and to mail proxy statements relating to such meeting in May 2001. Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2001 Annual Meeting of Stockholders must be received by the Company no later than January 12, 2001 and must otherwise be in compliance with applicable laws and regulations in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.


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
                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


NOMINEES

     The proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill such a vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of the stockholders or until a successor has been duly elected and qualified.

     The name and certain information regarding each nominee are set forth below. There are no family relationships among directors or executive officers of the Company.


Name                           Age         Position  with  Vsource,  Inc.
----                           ---         ------------------------------

Robert  C.  McShirley          45          President,  Chief  Executive  Officer
                                           and  Chairman  of  the  Board

Samuel  E.  Bradt  (1)         61          Director
Scott  T.  Behan  (1)          38          Director

Robert  N.  Schwartz           60          Director

Ramin  Kamfar  (1)             36          Director
----------------------------
(1)  Member  of  the  Audit  Committee.

ROBERT  C.  MCSHIRLEY.   Mr.  McShirley  has  served  as  President  and  Chief
Executive Officer of the Company since May 1997, as a director since January 1998, and as Chairman since June 1999. From 1995 to May 1997, he was an independent consultant specializing in the field of manufacturing, with his most recent assignment being with AML Communications, Inc., a manufacturer of wireless amplifiers. Prior to that, he was the founder of Virtual Source, Inc. (formerly Buyer/Seller Interactive Software, Inc., which was acquired by the Company in 1995). Robert C. McShirley and Richard S. McShirley are brothers.


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

SAMUEL E. BRADT. Mr. Bradt has served on the Company's board since 1996. From December 1996, through March 6, 2000, he served as Chief Financial Officer and Secretary of the Company. He is currently a director of six private companies and one other public company, Lunar Corporation of Madison, Wisconsin. Mr. Bradt has a B.S. from Stanford University, and an M.B.A. from the University of Chicago Graduate School of Business.

ROBERT N. SCHWARTZ. Mr. Schwartz has served on the Company's board since January 1998. From 1981 to the present, Mr. Schwartz has been a Senior Research Scientist at HRL Laboratories LLC, Malibu, California. From 1979 to the present, Mr. Schwartz has been a visiting professor at U.C.L.A. He has a B.A. in Mathematics, Chemistry and Physics, and an M.S. in Chemical Physics from the University of Connecticut, and a PhD. in Chemical Physics from the University of Colorado.

SCOTT T. BEHAN. Mr. Behan has served on the Company's board since January 1998. For the past five years, Mr. Behan has been employed as the Executive Vice President of AML Communications, Inc., a manufacturer of wireless amplifiers. He has been a director of AML since February 1999. Mr. Behan has a B.S. in Electrical Engineering from Worcester Polytechnic Institute.

RAMIN KAMFAR. Mr. Kamfar has served on the Company's board since April 2000. Mr. Kamfar is a Managing Partner at New World Venture Partners, Inc., an investment banking boutique focusing on technology and new economy companies. Since 1993, Mr. Kamfar has also served in various capacities at New World Coffee
- Manhattan Bagel, Inc., a company he founded. Most recently he has served as Chairman and Chief Executive Officer. From 1988 to 1993 Mr. Kamfar worked in the investment banking department of Lehman Brothers, Inc., most recently as a Vice President in private placements. Mr. Kamfar has a B.S. in Finance from the University of Maryland and an M.B.A. in Finance from The Wharton School at the University of Pennsylvania.


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
BOARD  MEETINGS  AND  COMMITTEES

          The Board of Directors held one formal meeting during fiscal 2000 at which four directors were present. P. Scott Turner was unable to attend that meeting. Most board actions taken during fiscal 2000 were taken through eighteen unanimous written consents. With the exceptions of Mr. Kamfar who did not join the Board until after the end of the last fiscal year, no incumbent director during the last fiscal year attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors. The Board of Directors has one standing committee, the Audit Committee, established in February, 2000.

          The Audit Committee, which currently consists of Mr. Bradt, Mr. Behan and Mr. Kamfar, recommends the independent accounting firm to audit the Company's financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's year-end operating results and considers the adequacy of the internal accounting procedures. The committee did not meet during the last fiscal year as it was not formed until February, 2000. The first meeting of the Audit Committee took place in April, 2000. In accordance with the Nasdaq Independent Director and Audit Committee Requirements, the Audit Committee is composed of a majority of independent directors. Both Mr. Behan and Mr. Kamfar meet the criteria of "independent director." Mr. Bradt resigned as the Chief Financial Officer and Secretary of the Company in March, 2000. A copy of the Audit Committee's charter is attached as Appendix E. See "Report of Audit Committee."

DIRECTOR  STOCK  GRANTS

          The Company does not currently have any standard arrangements for compensating the directors for services provided as directors. Upon his election to the Board of Directors in April, 2000, Ramin Kamfar was granted 2,500 shares of the Company's Common Stock.

          See "Executive Officer Compensation," "Director Compensation" and "Certain Transactions."

     REQUIRED  VOTE

          The directors will be elected by a plurality vote of the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the Meeting. Cumulative voting in the election of directors is required under Section 2115 of the California Corporations Code and the Company's Articles of Incorporation. Under cumulative voting, each share entitled to vote in the election of directors has such number of votes as is equal to the number of directors to be elected. A stockholder may then cast all of his or her votes for a single candidate or may allocate them among as many


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candidates  as  the stockholder may choose.  As a result, stockholders holding a significant minority percentage of the outstanding shares entitled to vote in the election of directors may be able to effect the election of one or more directors. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but because directors are elected by a plurality vote, have no impact once a quorum is present. See "Information Concerning Solicitation and Voting - Quorum; Absten-tions; Broker Non-Votes."


             MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
                             THE FOREGOING NOMINEES

                                PROPOSAL  NO.  2

                     APPROVAL OF REINCORPORATION IN DELAWARE

INTRODUCTION

          For the reasons set forth below, the board of directors of the Company believes that it is in the best interests of the Company and its stockholders to change the state of incorporation of the Company from Nevada to Delaware (the "Reincorporation Proposal"). STOCKHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION PROPOSAL.

          Throughout this Proxy Statement, the term "Vsource Nevada" or the "Company" refers to Vsource, Inc., the existing Nevada corporation, and the term "Vsource Delaware" refers to Vsource, Inc., the new Delaware corporation, a wholly-owned subsidiary of Vsource Nevada, which is the proposed successor to Vsource Nevada pursuant to the Reincorporation Proposal.

          As discussed below, the principal reasons for the Reincorporation Proposal are the greater flexibility of Delaware corporation law and the substantial body of case law interpreting that law. The Company believes that its stockholders will benefit from the well-established principles of corporate governance that Delaware law affords. The Certificate of Incorporation for Vsource Delaware (the "Delaware Certificate") is substantially similar to the


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Articles  of  Incorporation currently in effect for Vsource Nevada (the "Company
Articles"), with minor exceptions discussed herein. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, and the Company's board of directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Company's board of directors or take any action that would materially affect the governance of the Company.

          The Reincorporation Proposal will be effected by merging Vsource Nevada with and into Vsource Delaware (the "Merger"). Upon completion of the Merger, Vsource Nevada, as a corporate entity, will cease to exist and Vsource Delaware will continue to operate the business of the Company under its current name Vsource, Inc.

          Pursuant to the Agreement and Plan of Merger, in substantially the form attached hereto as Appendix A (the "Merger Agreement"), each outstanding share of Common Stock, par value $0.01 (the "Company Common Stock"), will be automatically converted into one share of Vsource Delaware common stock, par value $0.01 per share (the "Delaware Company Common Stock"), upon the effective date of the Merger and each outstanding share of Series 1-A Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Series 1-A Preferred Stock"), will be automatically converted into one share of Series 1-A Convertible Preferred Stock, par value $0.01 per share, of Vsource Delaware (the "Delaware Company Preferred Stock") upon the Effective Date of the Merger. EACH STOCK CERTIFICATE REPRESENTING ISSUED AND OUTSTANDING SHARES OF THE COMMON STOCK OR SERIES 1-A PREFERRED STOCK WILL CONTINUE TO REPRESENT THE SAME NUMBER OF SHARES OF THE DELAWARE COMPANY COMMON STOCK OR DELAWARE COMPANY PREFERRED STOCK, AS APPLICABLE. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF VSOURCE DELAWARE. HOWEVER, STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY SO CHOOSE.

          The Common Stock is listed for trading on the OTC Bulletin Board under the symbol "VSRC" and, after the Merger, the Delaware Company Common Stock will continue to be traded on the OTC Bulletin Board , or, in the event that the Company's application to be listed is accepted prior to the Reincorporation, on the NASDAQ National Market system, without interruption, under the same symbol "VSRC" as the shares of Company Common Stock are currently traded.

          Under Nevada law and pursuant to the Company Articles, the affirmative vote of the holders of at least a majority of the shares of Common Stock and Series A Preferred Stock outstanding and entitled to vote, voting together as a single class, are required to approve and adopt the Merger Agreement and the transactions contemplated thereby. See "Vote Required for the Reincorporation Proposal." The Reincorporation Proposal has been unanimously approved by the Company's board of directors. If approved by the stockholders, it is anticipated that the Merger will become effective as soon as practicable (the "Effective Date") following the annual meeting of stockholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger


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Agreement  may  be amended by the board of directors of the Company (except that certain principle terms may not be amended without stockholder approval) either before or after stockholder approval has been obtained and prior to the Effective Date.

          The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Delaware Certificate and the Delaware Bylaws, copies of which are attached hereto as Appendices A through C, respectively, and the Company Articles of Incorporation and the Company Bylaws.

          APPROVAL OF THE REINCORPORATION PROPOSAL WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE DELAWARE CERTIFICATE AND THE DELAWARE BYLAWS AND ALL PROVISIONS THEREOF.

SUMMARY  TERM  SHEET  FOR  REINCORPORATION  PROPOSAL

     -     The  Company  shall  merge  with  and  into  Vsource  Delaware.
     -     Vsource  Delaware  shall  be  the  surviving  corporation.
     - The Certificate of Incorporation of Vsource Delaware shall be the certificate of incorporation of the surviving corporation.
     - The Bylaws of Vsource Delaware shall be the bylaws of the surviving corporation.
     - The board of directors of the Company shall be the board of directors of Vsource Delaware.
     - The shares of common stock of existing stockholders of the Company will become shares of common stock of Vsource Delaware, the surviving corporation
     - The shares of preferred stock of existing stockholders of the Company will become shares of preferred stock of Vsource Delaware, the surviving corporation.
     - It will not be necessary for stockholders to exchange their stock certificates, but stockholders may if they choose.
     - Rights, privileges and preferences of stockholders remains substantially the same.


VOTE  REQUIRED  FOR  REINCORPORATION  PROPOSAL

          Pursuant to Nevada law, the affirmative vote of the holders of at least a majority of the shares of Company Common Stock and the Series 1-A Preferred Stock outstanding and entitled to vote, voting together as a single class, are required to approve and adopt the Reincorporation Proposal and the transactions contemplated thereby. At the record date, there were 15,925,929


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
shares of Company Common Stock outstanding and 2,802,000 shares of Series 1-A Preferred Stock outstanding. Approval of the Reincorporation Proposal will constitute approval of the Merger Agreement, the Delaware Certificate and the Delaware Bylaws and the provisions thereof.

SPECIFIC  RIGHTS  OF  DISSENTING  STOCKHOLDERS

          Pursuant to Nevada corporate law, Nevada Revised Statutes ("NRS") Sections 92A.300-92A.500, a Company stockholder is entitled to dissent from this proposed corporate action, and to obtain the statutory prescribed fair value of his or her shares of Common Stock. "Fair value" for this purpose means the value of the shares immediately before the effectuation of the corporate action to which the stockholder objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. Although the stockholder is entitled to dissent and obtain payment therefor, the stockholder may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the corporation. If a stockholder wishes to assert dissenter's rights, that stockholder must:

          (i) deliver to the Company, before the vote is taken, written notice of his intent to demand payment for his shares if the Merger is effectuated; and

          (ii)  must  not  vote  his  shares  in  favor  of the proposed action.

A stockholder who does not satisfy the requirements referenced in the preceding sentence is not entitled to payment for his shares under NRS Chapter 92A. The Company will notify stockholders who satisfy the requirements to assert dissenter's rights of the time period during which such rights may be exercised. A copy of NRS Sections 92A.300-92A.500 are attached hereto as Appendix D.

PRINCIPLE  REASONS  FOR  THE  PROPOSED  REINCORPORATION

          By changing the state of incorporation of the Company from Nevada to Delaware, the Company will receive the following advantages:

          PROMINENCE; PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years, Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized in Delaware. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

          INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. Both Nevada and Delaware law permit a corporation to include a provision in its charter that reduces or limits the monetary liability of directors for breaches of fiduciaryduty in certain circumstances. The Company believes that, in general, Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Nevada law.

          WELL-ESTABLISHED  PRINCIPLES  OF  CORPORATE  GOVERNANCE.
There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board of directors of the Company such as under the business judgment rule and other standards. The Company believes that its stockholders will benefit from the well-established principles of corporate governance that Delaware law affords.

          NO CHANGE IN BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY. The Reincorporation Proposal will effect only a change in the legal domicile of the Company and certain other changes of a legal nature, certain of which are described in this Proxy Statement. The Reincorporation Proposal will NOT result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the Merger) or location of the principal facilities of the Company. All employee benefits, warrants and stock options of the Company will be assumed and continued by Vsource Delaware, and each such option or warrant will automatically be converted into an option or right to purchase the same number of shares of Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Stockholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these benefits, warrants and options by Vsource Delaware. Other employee benefit arrangements of Vsource Nevada will also be continued by Vsource Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the Merger, shares of Delaware Common Stock will continue to be traded, without interruption, on the same exchange OTC Bulletin Board and under the same symbol "VSRC" as the shares of Company Common Stock are currently traded. The Company believes that the Reincorporation Proposal will not affect any of its material contracts with any third parties and that Vsource Nevada's rights and obligations under such material contracts will continue and be assumed by Vsource Delaware.

ANTI-TAKEOVER  IMPLICATIONS

          Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporation's certificate of incorporation or bylaws or otherwise. THE REINCORPORATION PROPOSAL IS NOT BEING PROPOSED IN ORDER TO PREVENT SUCH A CHANGE IN CONTROL AND THE BOARD OF DIRECTORS OF THE COMPANY IS NOT AWARE OF ANY PRESENT ATTEMPT TO ACQUIRE CONTROL OF THE COMPANY OR TO OBTAIN REPRESENTATION ON THE COMPANY'S BOARD OF DIRECTORS.

The board of directors of the Company, however, believes that future unsolicited takeover attempts may be unfair or disadvantageous to us and our stockholders because, among other reasons:

     - a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

     -  a  non-negotiated  takeover bid may be designed to foreclose or minimize
        the  possibility  of  more  favorable   competing  bids  or  alternative
        transactions;

     - a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the Company's stock, without affording all stockholders the opportunity to receive the same economic benefits; and

     - certain of the Company's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of the Company without the prior written consent of the licensor or other contracting party.

     By contrast, in a transaction in which a potential acquirer must negotiate with an independent board of directors, the board of directors can and should take account of the underlying and long-term values of the business, technology and other assets, the possibility of alternative transactions on more favorable terms, anticipated favorable developments in the business not yet reflected in the stock price and equality of treatment among all stockholders.

     Certain aspects of the Reincorporation Proposal may have the effect of deterring hostile takeover attempts. Section 203 of the General Corporation Law of the State of Delaware, from which Vsource Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an "interested stockholder," unless the board of directors approves the business combination.

     Despite the belief of the Company's board of directors as to the benefits to our stockholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Company's board of directors, but which a majority of the stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over the then current market value or their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, stockholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Company's board of directors to resist a takeover or change in control of the Company, such provisions could make it more difficult to change the existing board and management.

THE ARTICLES OF INCORPORATION AND BYLAWS OF THE COMPANY AND THE CERTIFICATE OF INCORPORATION AND BYLAWS OF VSOURCE DELAWARE

          The provision's of the Company Articles and the Company' Bylaws (the "Company Bylaws") are substantially similar to the Delaware Certificate and the bylaws of Vsource Delaware (the "Delaware Bylaws"). However, while the Company has no present intention to do so, Vsource Delaware could, in the future, implement certain other changes by amendment to the Delaware Certificate or the Delaware Bylaws. See "Significant Differences Between the Corporation Laws of the Nevada and Delaware." This discussion of the Delaware Certificate and the Delaware Bylaws is qualified by reference to Appendix B and Appendix C hereto, respectively.

          AUTHORIZED CAPITAL STOCK. The Company Articles currently authorizes the Company to issue up to 50,000,000 shares of Company Common Stock, par value $0.01 per share, and 5,000,000 shares of Class A Preferred Stock, par value
$0.01 per share, of the Company ("Company Preferred Stock"). The Delaware Certificate authorizes Vsource Delaware to issue up to 100,000,000 shares of Delaware Common Stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share, of Vsource Delaware ("Delaware Preferred Stock"). Like the Company Articles, the Delaware Certificate permits the Company's board of directors to determine the rights, powers and preferences, if any, and the qualifications, limitations or restrictions, if any, of the authorized and unissued Delaware Preferred Stock.

          LIMITATION OF LIABILITY OF DIRECTORS OR OFFICERS. The Company Articles and the Delaware Certificate both provide for the elimination of personal monetary liability of directors and officers to the maximum extent permissible under the law of the respective states. The Company Articles, in accordance with the Nevada law, limit the personal liability of directors or officers of the Company for breaches of fiduciary duty other than for acts as to which they have been adjudged liable for negligence or misconduct. The Delaware Certificate, to the fullest extent permitted by Delaware law, limits the personal liability of directors and officers for breaches of fiduciary duty to the Company or its stockholders other than (i) for acts or omissions which involve breaches of the duty of loyalty to Vsource Delaware or its stockholders,
(ii)  intentional misconduct, (iii) fraud or knowing violation of law (iv) under
Section 174 of the General Corporation Law of Delaware ("DGCL"), or (v) any transaction from which the officer or director derived an improper personal benefit. Thus, the Delaware Certificate may not limit to as great an extent as the Company Articles, the personal liability of directors of Vsource Delaware. For additional information, see "--Significant Differences Between the Corporation Laws of Nevada and Delaware."

               ADVANCEMENT OF EXPENSES. While, under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation, the Company Articles and the Company Bylaws make no such provision. In contrast, the Delaware Certificate provides that the Vsource Delaware shall upon request make such advances to officers and directors.

               CUMULATIVE VOTING. The Company Articles and the Company Bylaws both require cumulative voting for the election of directors. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors. The Delaware Certificate and the Delaware Bylaws do not provide for cumulative voting for the election of directors.

               However, under the California General Corporation Law (the "CGCL") Section 2115, the Company is currently required to comply with certain sections of the CGCL including a provision requiring cumulative voting until such time as the Company becomes a "listed corporation." Upon qualification for trading on the NASDAQ national market system, the Company will become a listed corporation and will, pursuant to the Delaware Bylaws, eliminate the cumulative voting requirement. See "Significant Differences Between The Corporation Laws Of Nevada and Delaware - Cumulative Voting" for additional information.

          FILLING VACANCIES ON THE BOARD OF DIRECTORS. The Company Bylaws, in accordance with Nevada law, provide that vacancies on the Company's board of directors may be filled by a majority of the remaining directors, though less than a quorum. The Delaware Bylaws, in accordance with Delaware law, similarly provide that vacancies on the board of directors of Vsource Delaware may be filled by a majority of the remaining directors, although less than a quorum. For a more detailed explanation of the foregoing, see "--Significant Differences Between the Corporation Law of Nevada and Delaware."

          POWER TO CALL SPECIAL STOCKHOLDERS' MEETINGS. The Company Bylaws provide that special meetings of stockholders may be called by the president or by the Board of Directors, and must be called by the president at the written request of stockholders holding a majority of the issued and outstanding shares of capital stock of the Company, or a majority of the Board of Directors. The Delaware Bylaws provide that the Board of Directors, chief executive officer or president may call a special meeting of the stockholders.

          Delaware law provides that if an annual meeting for the election of directors is not held for a period of thirty (30) days from the date designated, or action by written consent in lieu of an annual meeting has not been taken for a period of thirty (30) days after the date designated, or if no date has been designated for a period of thirteen months after the last annual meeting or last action by written consent in lieu of an annual meeting, a stockholder or director may apply to the Court of Chancery of the State of Delaware for an order to hold an annual meeting for the election of directors. For a more detailed explanation of the foregoing, see "--Significant Differences Between the Corporation Law of Nevada and Delaware."

          AMENDMENT OF BYLAWS. The Company Bylaws permit amendment or repeal of the Company Bylaws at any regular meeting of the Board of Directors or stockholders, or, if notice of such repeal or amendment is included in the notice of meeting, at any special meeting of the Board of Directors or stockholders.

          The Delaware Bylaws provide that the Delaware Bylaws may be amended or repealed by the Board of Directors or stockholders at any meeting.


SIGNIFICANT  DIFFERENCES  BETWEEN  THE  CORPORATION  LAWS OF NEVADA AND DELAWARE

          Vsource Nevada is incorporated under the laws of the State of Nevada, and Vsource Delaware is incorporated under the laws of the State of Delaware. On consummation of the Merger, the stockholders of the Company, whose rights currently are governed by Nevada law and the Company Articles and the Company Bylaws, which were created pursuant to Nevada law, will become stockholders of a

Delaware company, Vsource Delaware, and their rights as stockholders will then be governed by Delaware law and the Delaware Certificate and the Delaware Bylaws which were created under Delaware law.

          Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of the Company, are summarized below. In addition, some of the similarities between the laws of the two jurisdictions are discussed. This summary is not intended to be complete, and stockholders should refer to the DGCL and the Nevada Business Corporation Act ("Nevada law") to understand how these laws apply to the Company and Vsource Delaware.

          CLASSIFIED BOARD OF DIRECTORS. The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. The Company does not have a classified board, nor will Vsource Delaware's board of directors be classified in connection with the Merger.

          REMOVAL OF DIRECTORS. With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock, except for corporations which provide for cumulative voting in their articles of incorporation, as the Company's Articles do, no director may be removed except on the vote of stockholders owning sufficient shares to have prevented his election to office in the first instance. Nevada does not distinguish between removal of directors with and without cause. Under the Delaware Law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors, except for corporations having cumulative voting, as Vsource Delaware will until it becomes a listed corporation. In the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director. Unlike Nevada, Delaware does distinguish between removal of directors with and without cause.

          POWER TO CALL SPECIAL STOCKHOLDERS' MEETINGS. Nevada does not specifically provide for the calling of annual or special meetings of stockholders of a Nevada corporation. In contrast, the DGCL permits special meetings of stockholders to be called by the board of directors or by such persons authorized by the corporation's certificate of incorporation or bylaws. The DGCL also provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

          CUMULATIVE VOTING. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

          Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. The Company Articles and the Company Bylaws both require cumulative voting. Vsource Delaware did not adopt cumulative voting in the Delaware Certificate.

          However,  under  the  California  General Corporation Law (the "CGCL")
Section 2115, the Company is currently required to comply with certain sections of the CGCL including a provision requiring cumulative voting until such time as the Company becomes a "listed corporation." Upon qualification for trading on the NASDAQ national market system, the Company will become a listed corporation and will, pursuant to the Delaware Bylaws, eliminate the cumulative voting requirement. The Company is currently seeking such qualification. Nevertheless, until the Company becomes a listed corporation, there will be no difference in stockholders' rights with respect to this issue.

          VACANCIES. Under the DGCL, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term.

          Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The Company Bylaws and the Delaware Bylaws address the issue of director vacancies in approximately the same manner. Therefore, the change from Nevada law to Delaware law will not alter stockholders' rights with respect to filling vacancies.

          INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Delaware Certificate will limit the liability of directors to Vsource Delaware to the fullest extent permitted by law.

          While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provisions applies to both directors and officers. Second, while the Delaware provision excepts from the limitation on liability for breach of the duty of loyalty, the Nevada counterpart does not contain this exception.

          Delaware law and Nevada law differ little in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

          DIVIDENDS. Under the Delaware Law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

          Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

          RESTRICTIONS ON BUSINESS COMBINATIONS. Both the DGCL and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the DGCL, a corporation is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. The DGCL defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

          Nevada law regulates business combinations more stringently. First, the definition of an "interested stockholder" includes a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation as well as affiliates of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with "interested stockholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

          Neither Vsource Nevada nor Vsource Delaware have opted out of the applicable statutes with appropriate provisions of the Company Articles or the Delaware Certificate.

          AMENDMENT TO ARTICLES OF INCORPORATION/CERTIFICATE OF INCORPORATION OR BYLAWS. In general, both the DGCL and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate/articles of incorporation.

Both the DGCL and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Nevada law and the DGCL permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

          ACTIONS BY WRITTEN CONSENT OF STOCKHOLDERS. Nevada law and the DGCL each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. The Company Articles does not limit stockholder action by written consent. Similarly, the Delaware Certificate does not limit stockholder action by written consent.

          STOCKHOLDER VOTE FOR MERGERS AND OTHER CORPORATION REORGANIZATIONS. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. The DGCL does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if:

(a) the merger agreement does not amend the existing certificate of incorporation;

(b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and

(c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

          DISSENTERS' RIGHTS. In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair value of the stockholder's shares, in lieu of the consideration such stockholder would otherwise receive in any such transaction.

          Under the DGCL, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available:

          (a)with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation;

          (b)with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation tha t are either listed on a national securities exchange or held of record by more than 2,000 holder, plus cash in lieu of fractional shares of such corporations; or

          (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

          Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares in the event of the consummation of a plan of merger or plan of exchange in which the corporation is a party and, to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provide that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares, any corporate action taken pursuant to a vote of the stockholders. As with the DGCL, Nevada law provides an exception to dissenters' rights. Holders of securities (i) listed on a national securities exchange or included in the national market system by the NASD, (ii) held by more than 2,000 stockholders of record, or (iii) who are not required to vote on the plan of merger, are generally not entitled to dissenters' rights, unless (A) the articles of incorporation of the corporation issuing the shares provide otherwise or (B) the holders of the class or series are required to accept anything other than (or a combination of such consideration) cash, owner's interest, or owner's interest and cash in lieu of fractional shares in the surviving entity or another entity whose shares were listed on a national exchange, included in the national market system by the NASD or held by at least 2,000 holders of record.

          STOCKHOLDER INSPECTION RIGHTS. The DGCL grants any stockholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other records. A proper purpose is one reasonably related to such person's interest as a stockholder. Directors also have the right to examine the corporation's stock ledger, a list of its stockholders and its other records for a purpose reasonably related to their positions as directors.

          Nevada law provides the right to inspect the corporation's financial records only for a stockholder who (i) has been a stockholder of record for at least six months, or (ii) has been authorized in writing by the holder(s) of at least 5% of the issued and outstanding shares.

          STOCKHOLDER DERIVATIVE SUITS. Under both the DGCL and Nevada law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or the stockholder acquired the stock thereafter by operation of law.

          SPECIAL MEETINGS OF STOCKHOLDERS. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called. The Company Bylaws provide that special meetings of the stockholders may be called by the President or by a majority of the Company's board of directors, and must be called by the President at the written request of not less than a majority of the issued and outstanding shares of capital stock of the Company. Similarly, the Delaware Bylaws provide that the president, chief executive officer or Vsource Delaware's board of directors may call a special meeting of the stockholders.

          VOLUNTARY DISSOLUTION. Under Nevada law, if a corporation has issued stock, the board of directors must act to recommend dissolution of the corporation to the stockholders of the corporation to effect a voluntary dissolution of the corporation. The corporation must notify each stockholder entitled to vote on dissolution and the stockholders entitled to vote thereon must approve the dissolution. Under the DGCL, unless the board of directors of Vsource Delaware approves the proposal to dissolve, the dissolution must be unanimously approved by the written consent of stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a majority of the stockholders of Vsource Delaware entitled to vote thereon.

          INTERESTED DIRECTOR TRANSACTIONS. Under both Nevada and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under Nevada and Delaware law.

CERTAIN  U.S.  FEDERAL  INCOME  TAX  CONSEQUENCES

          The following is a summary of the material U.S. federal income tax consequences of the Merger to Vsource Nevada and its stockholders.

          The Merger is intended to be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "Code"), and that for federal income tax purposes:

          (1) Neither Vsource Nevada nor its stockholders will recognize any gain or loss by reason of the exchange of Vsource Nevada Common Stock for Vsource Delaware Common Stock, or the transfer of assets (subject to liabilities) by Vsource Nevada to Vsource Delaware in connection with the Merger.

          (2) The shares of Vsource Delaware Common Stock issued as a result of the Merger in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Vsource Nevada Common Stock (less that portion, if any, allocable to fractional shares) held by that stockholder immediately prior to the Merger.

          (3) The holding period of the shares of Vsource Delaware Common Stock issued as a result of the Merger in the hands of a stockholder will include the period during which the stockholder held the shares of Vsource Nevada Common Stock prior to the Merger provided the shares of Vsource Nevada Common Stock were held as a capital asset at the effective time of the Merger.

          (4) A stockholder who receives solely cash pursuant to such stockholder's statutory dissenters or appraisal right will be treated as having received such payment in redemption of such stockholder's Vsource Nevada Common Stock, as provided in Section 302(a)(1) of the Code.

          Each affected stockholder is strongly urged to consult such stockholder's own tax advisor for the effect of such redemption (i.e., exchange or dividend treatment) in light of such stockholder's particular facts and circumstances.

          The tax analysis and conclusions stated above are limited to certain U.S. federal income tax consequences of the Merger. Tax consequences to foreign persons may vary depending on the law of the applicable jurisdiction. Each stockholder is strongly urged to consult such stockholder's tax advisor to determine the specific tax consequences of the Merger to such stockholder.



                MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE
                                      "FOR"
                                 PROPOSAL NO. 2


                                 PROPOSAL NO. 3

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                                PUBLIC ACCOUNTANT

          Effective February 8, 2000, Vsource, Inc., a Nevada corporation ("Registrant" or the "Company"), agreed to retain Grant Thornton LLP as the principal accountant to audit the Company's financial statements. Concurrently with the agreement to engage Grant Thornton LLP, the Company's former accountants, Lucas, Horsfall, Murphy & Pindroh, LLP resigned as the Company's independent accountants. The Company's Board of Directors approved the decision to change accountants.

          Lucas, Horsfall, Murphy & Pindroh, LLP's report, dated May 15, 1999 (except for Note 10 to the financial statements which is as of September 3, 1999), on the consolidated financial statements as of and for the years ended January 31, 1999 and 1998 contained an additional paragraph adding emphasis to the matter of the Company's ability to continue as a going concern.

          During the Company's two most recent fiscal years and any subsequent interim period, there were no disagreements between the Company and Lucas, Horsfall, Murphy & Pindroh, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Lucas, Horsfall, Murphy & Pindroh, LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

     The Board of Directors has selected Grant Thornton LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending January 31, 2001, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection. A representative of Grant Thornton LLP is expected to attend the Meeting to make any statements he may desire and respond to stockholders' questions.

             MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
                       RATIFICATION OF THE APPOINTMENT OF
                               GRANT THORNTON LLP


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

          The following table sets forth, as of April 17, 2000, information regarding ownership of the Company's common stock, by each person known by the Company to be the beneficial owner of more than 5% of its outstanding common stock, by each director, by certain related stockholders, and by all executive officers and directors of the Company as a group. All persons named below have sole voting and investment power over their shares except as otherwise noted. As of April 17, 2000, there were 15,905,977 shares of the Company's common stock outstanding. There are no existing arrangements which may, or are expected to, result in a change in control of the Company.

   NAME AND ADDRESS OF
    BENEFICIAL HOLDER        NUMBER OF SHARES   PERCENT OF CLASS
---------------------------  -----------------  -----------------
Robert C.  McShirley
4536  Falkirk Bay
Oxnard,  CA  93035
                                 1,960,985 (1)             12.29%

Richard  S. McShirley 794
Hot Springs Road
Santa Barbara,  CA  93108
                                  1,021,134(2)              6.41%

Samuel  E.  Bradt 6925  N.
Wildwood Point Chenequa,
WI  53029
                                    632,318(3)              3.97%

Dennis W. McQuilliams
16623  N.E.  145th Street
Woodinville,  WA  98072             907,500(4)              5.58%

DX3, Inc.
Dennis W. McQuilliams
16623  N.E.  145th Street
Woodinville,  WA  98072             870,000(5)              5.36%


                                       28

Daniel Bunn
4660 La Jolla Village Dr.
Suite 480
San Diego, CA 92122               1,099,744(6)              7.14%

Jeri D. Sessler
3410 Penensula Road
Oxnard,  CA  93035                  250,000(7)              1.55%

P. Scott Turner
30452  Winchester Road
Castaic,  CA  91384                    29,408                  *


Scott  T. Behan
P.O. Box 1244
Somis,  CA  91384
                                       10,240                  *

Robert  N. Schwartz Hughes
Research Laboratories
3011  Malibu Canyon Road
Malibu,  CA  90265
                                       19,647                  *

Daniel J. Jinguji
5740 Ralston Street, #110
Ventura, CA 93003                    62,721(8)                 *

Ronald J. Sanderson
1425 London Lane
Glenview, IL 60025                   54,595(9)                 *

Sandford T. Waddell
1822 Marisol Drive
Ventura, CA 93001                    5,208(10)                 *

Ramin Kamfar
666 Greenwich Street, #710.         92,500(11)
New York, NY 10014                                             *

All Executive Officers **
and Directors
(12 individuals)                 5,046,256(12)             29.69%

*  Less  than  1%.
** For further biographical information regarding the Company's executive officers, please see "Executive Officers and Directors" in Item 1, "Description

of Business" in the Vsource, Inc. Annual Report on Form 10-KSB for the fiscal year ended January 31, 2000.

(1) Includes 785,343 shares as to which Robert McShirley has voting power pursuant to a continuing proxy given to Robert McShirley by Joseph E. Thomure. The shares subject to the proxy are held by Jelaine Ltd. partnership, 267,000 shares, four of Mr. Thomure's family members and 100,816 held in street name for the benefit of Mr. Thomure. Mr. McShirley disclaims beneficial ownership of the 785,343 shares which are the subject of the proxy. Also includes options to purchase 50,000 shares and convertible demand notes convertible into 245,317 shares. The notes are convertible and the option exercisable within 60 days of April 17, 2000.
(2) Includes 22,000 shares held jointly with Richard McShirley's wife, Marjorie McShirley. Also includes options to purchase 25,000 shares exercisable within 60 days of April 17, 2000.
(3) Includes 60,768 shares held by Merganser Corporation. Mr. Bradt is the President and sole owner of Merganser Corporation. Also includes options to purchase 12,500 shares which are exercisable within 60 days of April 17, 2000.
(4) Includes 540,000 shares held by DX3, Inc. including 500,000 shares issued to DX3, Inc. in the acquisition of Wpg.Net, Inc. and options to purchase 330,000 shares held by DX3, Inc. exercisable within 60 days of April 17, 2000. Mr. McQuilliams, the President of DX3, Inc., disclaims beneficial ownership as to 343,125 of the shares and 206,250 of the options held by DX3, Inc. Also includes options to purchase 37,500 shares exercisable within 60 days of April 17, 2000.
(5) Includes options to purchase 330,000 shares exercisable within 60 days of April 17, 2000. The shares and options held by DX3, Inc. were also included in the calculation of the beneficial ownership of the Companies common stock held by Mr. McQuilliams. See Note (4) above.
(6) Includes 38,374 shares of the Company's Series 1-A Convertible Preferred Stock currently convertible on a one-for-one basis into Common Stock.
(7) Includes options to purchase 250,000 shares exercisable within 60 days of April 17, 2000.
(8) Includes 600 shares owned by family members. Mr. Jinguji disclaims beneficial ownership of the 600 shares held by family members. Also includes options to purchase 62,121 shares exercisable within 60 days of April 17, 2000.
(9) Includes options to purchase 50,000 shares exercisable within 60 days of April 17, 2000.
(10) Includes options to purchase 5,208 shares exercisable within 60 days of April 17, 2000.
(11) Includes options to purchase 60,000 shares exercisable within 60 days of April 17, 2000.
(12) Includes the convertible securities listed here for the 12 Officers and Directors, a total of 1,090,746 shares convertible or exercisable within 60 days of April 17, 2000.

     The following table sets forth, as of April 17, 2000, information regarding ownership of the Company's Series 1-A Convertible Preferred Stock, by each person known by the Company to be the beneficial owner of more than 5% of its outstanding Series 1-A Convertible Preferred Stock. No director, related stockholders, or executive officers hold any Series 1-A Convertible Preferred Stock. As of April 17, 2000, there were 2,802,000 shares of the Company's Series 1-A Convertible Preferred Stock outstanding. There are no existing arrangements which may, or are expected to, result in a change in control of the Company.

NAME AND ADDRESS OF BENEFICIAL HOLDER  NUMBER OF SHARES  PERCENT OF CLASS
-------------------------------------  ----------------  -----------------

Anglo East Trust
c/o Farrokh Nazerian
1978 Mission Ridge Road
Santa Barbara,  CA  93103                       326,260             11.64%

787, LLC
c/o James F. Voelker
9919 S.E. Fifth Street
Bellvue, WA 98004                               191,918              6.84%

Jefferies & Company, Inc.
11100 Santa Monica Blvd.
Los Angeles,  CA  90025                         191,918              6.84%

Mercantile VS, LLC
c/o Mercantile Equity Partners
1372 Shermer Road
Northbrook, IL 60062                            191,918              6.84%

Thomas Kernaghan & Co., Ltd.
365 Bay Street, 10th Floor
Toronto, Ontario
M5H 2V2 Canada                                  153,534              5.48%


     SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or representations from certain reporting persons that no other reports were required for such persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with in a timely fashion.


                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

          No interlocking relationship exists between any member of the Company's Board of Directors and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of a compensation committee is or was formerly an officer or an employee of the Company.

          EXECUTIVE  OFFICER  COMPENSATION

The following table sets forth information regarding the compensation for the last three completed fiscal years of the CEO and Richard McShirley, the only person whose total annual salary and bonus exceed $100,000.

            SUMMARY COMPENSATION TABLE

            Fiscal
Name  And   Year      Annual          Long-Term Compensation
Principal   Ended     Compensation    Securities Underlying
Position    Jan. 31,  Salary ($)      Options/SARs (#)
----------  --------  --------------  -----------------------
Robert C.   2000      $ 117,000           200,000 (1)
McShirley,  1999         63,750            80,000 (2)
CEO         1998            -0-           100,000 (3)
Richard     2000      $ 117,000            85,000 (4)
McShirley,  1999         90,000            35,000 (5)
Vice        1998         90,000           406,100 (6)
President.


(1) Options to purchase 100,000 shares of Common Stock were granted 5/15/99 with an exercise price of $0.75 per share. In addition, options to purchase 100,000 shares of Common Stock previously granted 8/4/98 were repriced on 5/15/99. See "Report of the Board of Directors."
(2) Options granted 8/4/98 and exercised 5/25/99. The options had an exercise price of $1.25 per share and were repriced to $0.625 per share on May 15, 1999. See "Report of the Board of Directors."
(3) Options granted 8/29/97 and exercised 5/25/99. The options had an exercise price of $0.18164 per share.
(4) Options to purchase 50,000 shares of Common Stock were granted 5/15/99 with an exercise price of $0.75 per share. In addition, options to purchase 35,000 shares of Common Stock previously granted 8/4/98 were repriced on 5/15/99. See "Report of the Board of Directors."

(5) Options granted 8/4/98 and exercised 5/25/99. The options had an exercise price of $1.25 per share and were repriced to $0.625 per share on May 15, 1999. See "Report of the Board of Directors."
(6)  Options  granted  2/5/97 for 306,100 shares and 8/29/97 for 100,000 shares.
All options were exercised 5/25/99 at an exercise price of $0.20 per share for 306,100 shares and $0.18164 per share for 100,000 shares.



                               OPTION/SAR  GRANTS  TABLE
                                (Individual Grants)

            Number Of      Percent Of Total
            Securities     Options/SARs
            Underlying     Granted To         Exercise Or
            Options/SARs   Employees In       Base Price     Expiration  Maturation
Name        Granted (#)    Fiscal Year 2000   ($/Sh)         Date        Date
----------  -------------  -----------------  -------------  ----------  ----------
Robert C.
McShirley,
CEO.              100,000               7.9%  $        0.75   5-15-2009   5-15-2001
Richard
McShirley          50,000               3.9%  $        0.75   5-15-2009   5-15-2001


         AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                Number Of
                                                Unexercised Securities
                                                Underlying              Value Of Unexercised In-
                                                Options/SARs At FY-     The-Money Options/SARs
            Shares Acquired   Value Realized    End (#) Exercisable/    At FY-End ($) Exercisable/
Name        On Exercise (#)   ($)               Unexercisable           Unexercisable
----------  ----------------  ----------------  ----------------------  ---------------------------
Robert C.
McShirley,
CEO.                 180,000  $        258,086           50,000/50,000  ($721,875 / $721,875)
Richard
McShirley.           441,100  $        698,255           25,000/25,000  ($360,937 / $360,937)

DIRECTOR  COMPENSATION

     Upon election to the Board of Directors in April, 2000, Ramin Kamfar was granted 2,500 shares of the Company's Common Stock. The Company does not currently offer any other compensation to the directors.

EMPLOYMENT  AGREEMENTS

     The Company has not entered into any employment agreements with any of the executive officers


                              CERTAIN TRANSACTIONS

     The Company has issued convertible demand notes, from time to time, each in a private transaction. In July of 1999, all such notes were converted into an aggregate of 2,210,201 shares. Robert McShirley, chairman, president and chief executive officer of the Company, received an aggregate of 245,317 shares of Common Stock upon the conversion of notes in the principal amount of $95,600. Richard McShirley, vice president of the Company, received an aggregate of 188,116 shares of Common Stock upon the conversion of notes in the principal amount of $33,100.

     Malcolm Powell and his family, through various trusts, were the beneficial owners of $55,000 principal amount of the notes. The principal amount plus accrued interest was converted into 232,757 shares of common stock. Dr. Powell also owns 150,000 shares of the Company common stock and, through a trust, 22,071 shares of Preferred Stock. Dr. Powell is a first cousin of Samuel Bradt, a director of the Company and the Company's former chief financial officer, secretary, and treasurer. Two other cousins of Mr. Bradt, R. Adolph Miller and Alison Sapikowski, hold 32,626 and 22,071 shares of Preferred Stock respectively.

     The largest principal amount of the Notes held by any one holder held by Daniel Bunn who held $266,000 principal amount. The principal amount plus accrued interest was converted into 673,348 shares of common stock in July of 1999. Mr. Bunn also holds 33,374 shares of Preferred Stock. Mr. Bunn is a business associate of Robert C. McShirley.

     In May 1999, and in accordance with the terms of the option agreements, the Company accepted six promissory notes totaling $178,798 from three executive officers, Robert McShirley, Richard McShirley and Samuel Bradt, as consideration for the exercise price of 636,100 fully vested non-qualified stock options. The notes carry an interest rate of 6% per annum and are payable on demand.

                        REPORT OF THE BOARD OF DIRECTORS

EXECUTIVE  OFFICER  COMPENSATION  PROGRAMS

     The Board of Directors does not currently have a Compensation Committee. The Board of Directors believes that the objectives of the overall executive officer compensation program are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills through competitive base salary, long-term incentive compensation in the form of stock options, and various benefits (including medical and life insurance plans) generally available to employees of the Company.

     The executive compensation policies of the Company are intended to combine competitive levels of compensation with rewards for above average performance and to align relative compensation with the achievements of the business objectives, optimal satisfaction of customers, and maximization of stockholder value. The Board of Directors believes that stock ownership by management is beneficial in aligning management and stockholder interests and thereby enhancing stockholder value.

     Base Salary. In determining salaries, the Board of Directors takes into account the Chief Executive Officer's recommendations, individual experience and contributions to corporate goals, the Company's performance, and existing contractual commitments. Measures of the Company's performance taken into account by the Board of Directors in establishing executive officer compensation include the achieve-ment of significant milestones in the Company's development plan and the relationship of the individ-ual's contribution to the achievement of these goals.

     Stock Option Grants. Stock options and stock grants are the Company's primary methods of providing financial incentives. Stock options have been granted to executive officers and other employees. Stock option grants are intended to focus the attention of the recipient on long-term Company performance which should result in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earning potential. One of the principal factors considered in granting stock options to executive officers of the Company is the executive's ability to influence the Company's long-term growth and profitability. Because of the direct relationship between the value of an option and the stock price, the Board of Directors believes that options may motivate executive officers to manage the Company in a manner that is consistent with stockholder interests.

     The Company views stock options as one component of long-term performance-based compensation for executive officers. Senior management generally receives larger grants of stock options, so that their compensation is weighted more heavily toward compensation contingent upon the Company achieving improvements in stockholder value. Option awards to executive officers will generally be made at the time of their employment and from time to time thereafter at the discretion of the Committee.

REPRICING  OF  CERTAIN  OPTIONS

     In May 1999, the Board of Directors reviewed the exercise price of options to purchase an aggregate of 130,000 shares of the Company's Common Stock granted to three of the Company's executive officers, Robert McShirley, Richard McShirley and Samuel Bradt. The Board believes that it is appropriate to provide an incentive and reward to its employees, to issue from time to time options exercisable at the market price at the time of grant. The Board noted that the exercise price of the original grant was the market value of free trading shares at the time of grant and that shares issued to the officers upon exercise would be restricted securities. Accordingly, the Board believed that an adjustment should be made to the exercise price to more accurately reflect the market value of the restricted stock issuable upon exercise. The Board adjusted the exercise price from $1.25 per share to $0.625 per share.

CHIEF  EXECUTIVE  OFFICER  COMPENSATION.

     In making compensation decisions regarding the Chief Executive Officer, the Board of Directors considers factors such as the Company's progress towards achieving its goals for the year, his leadership and establishment and implementation of strategic direction for the Company.

     The foregoing report has been furnished by the Board of Directors of Vsource, Inc.

Dated:  May  [**],  2000

                              THE  BOARD  OF  DIRECTORS

                            REPORT OF AUDIT COMMITTEE

     The Audit Committee held its first meeting on April 26, 2000. Each of the three members of the Audit Committee were in attendance. At that meeting the Audit Committee reviewed and discussed with the independent auditors the matters required to be discussed by SAS 61 and the independence of the independent auditors. Subsequently, the Audit Committee received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1.

     The Audit Committee has reviewed and discussed the audited financial statements with management and recommended to the Board of Directors that the financial statements be included with the Company's Annual Report on Form 10-KSB for the fiscal year ended January 31, 2000 for filing with the Securities and Exchange Commission.

Dated:  May  [**],  2000                              Samuel  E.  Bradt
                                                      Scott  T.  Behan
                                                      Ramin  Kamfar

                         COMPANY STOCK PRICE PERFORMANCE

     The following graph demonstrates a five-year comparison of cumulative total stockholder return, calculated on a dividend reinvestment basis and based on an initial investment of $100 in the Company's Common stock as compared with the Amex Internet Index and the Nasdaq Composite Index. No dividends have been declared or paid on the Company's Common Stock during such period. The stock price performance shown on the graph following is not necessarily indicative of future price performance.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                                PERFORMANCE GRAPH
           COMPARING VSOURCE, INC. (VSRC), NASDAQ COMPOSITE INDEX AND
                               AMEX INTERNET INDEX



                                 [GRAPHIC OMITTED]



            VSRC      Nasdaq      Amex Internet

Mar-98       100       100             100
Jun-98       226       103             123
Sep-98       128        92             120
Dec-98       236       119             206
Mar-99       243       134              97
Jun-99       272       146             101
Sep-99       232       150             104
Dec-99      2174       222             184
Mar-00      4457       249             200

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                              THE  BOARD  OF  DIRECTORS


Dated:  May  [**],  2000

                                   APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                                  VSOURCE, INC.
                             (A NEVADA CORPORATION)

                                  WITH AND INTO

                                  VSOURCE, INC.
                            (A DELAWARE CORPORATION)


     This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of June __, 2000 between Vsource, Inc., a Nevada corporation ("Vsource Nevada"), and, Vsource, Inc., a Delaware corporation ("Vsource Delaware").

                                    RECITALS

     WHEREAS, Vsource Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

     WHEREAS, Vsource Delaware is a corporation duly organized and existing under the laws of the State of Delaware; and

     WHEREAS,  the  Board  of  Directors  of  each of Vsource Nevada and Vsource
Delaware  deem  it  desirable  to  merge  Vsource  Nevada  with and into Vsource
Delaware so that Vsource Delaware is the surviving corporation on the terms provided herein (the "Merger").

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                     MERGER

     1.2 CONSTITUENT CORPORATIONS. The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

     (a) Vsource, Inc., a corporation organized under and governed by the laws of the State of Nevada with an address at 5740 Ralston Street, Suite 110, Ventura, California 93003; and

     (b) Vsource, Inc., a corporation organized under and governed by the laws of the State of Delaware with an address at 5740 Ralston Street, Suite 110, Ventura, California 93003.

     1.3 SURVIVING CORPORATION. Vsource, Inc., a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

     1.4 ADDRESS OF PRINCIPAL OFFICE OF SURVIVING CORPORATION. The address of the principal office of Vsource Delaware as the Surviving Corporation shall be 5740 Ralston Street, Suite 110, Ventura, California 93003.

     1.5 CLOSING: EFFECTIVE DATE. The Merger shall be effective (the "Effective Date"), on the date upon which the last of the following shall have been completed:

     (a) This Agreement and the Merger shall have been adopted and recommended to the stockholders of Vsource Nevada by the board of directors of Vsource Nevada and approved by a majority voting power of Vsource Nevada, in accordance with the requirements of the Delaware General Corporation Law ("DGCL") and the Nevada General Corporation Law ("NGCL");

     (b) This Agreement and the Merger shall have been adopted and approved by the board of directors of Vsource Delaware in accordance with the requirements of the DGCL;

     (c) No vote of the stockholders of Vsource Delaware shall be necessary to approve this Agreement and authorize the Merger because no shares of Vsource Delaware shall have been issued prior to the adoption by the board of directors of Vsource Delaware of the resolution approving this Agreement;

     (d) The effective date of the Merger as stated in the executed Articles of Merger filed with the Secretary of State of the State of Nevada; and

     (e) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

     1.6 EFFECT OF THE MERGER. The effect of the Merger shall be as provided in this Agreement, the Certificate of Merger, and the applicable provisions of the DGCL and the NGCL. Without limiting the foregoing, on the Effective Date, all the property, assets, rights, privileges, powers and franchises of Vsource Nevada shall vest in Vsource Delaware, as the Surviving Corporation, and all debts, liabilities and duties of Vsource Nevada shall become the debts, liabilities and duties of Vsource Delaware, as the Surviving Corporation.

     1.7     CERTIFICATE  OF  INCORPORATION;  BYLAWS.

     (a) From and after the Effective Date, the Certificate of Incorporation of Vsource Delaware as in effect immediately prior to the Effective Date, shall be the Certificate of Incorporation of the Surviving Corporation.

     (b) From and after the Effective Date, the Bylaws of Vsource Delaware as in effect immediately prior to the Effective Date, shall be the Bylaws of the Surviving Corporation.

     1.8 DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. From and after the Effective Date, the directors or officers of Vsource Delaware serving as directors or officers of Vsource Delaware immediately prior to the Effective Date, shall be the directors and officers of the Surviving Corporation.

                                   ARTICLE II
                              CONVERSION OF SHARES

     2.1 CONVERSION OF STOCK. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of Vsource Nevada, each share of common stock of Vsource Nevada, par value $0.01 per share ("Company Common Stock"), issued and outstanding immediately prior to the Effective Date shall be converted into one (1) fully paid and nonassessable share of Common Stock, par value $0.01 per share, of the Surviving Corporation ("Delaware Common Stock"), and each share of Series 1-A Convertible Preferred Stock of Vsource Nevada, par value $0.01 per share ("Company Preferred Stock"), issued and outstanding immediately prior to the Effective Date shall be converted into one (1) fully paid and nonassessable share of Series 1-A Convertible Preferred Stock, par value $0.01 per share, of the Surviving Corporation ("Delaware Preferred Stock"). Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of Vsource Nevada, each certificate which, immediately prior to the Effective Date represented a share or shares of Company Common Stock or of

Company Preferred Stock shall represent an equivalent number of shares of Delaware Common Stock or Delaware Preferred Stock, as applicable.

     2.2     DELAWARE  COMMON  STOCK.  Upon  the  Effective  Date, each share of
Delaware Common Stock or Delaware Preferred Stock issued and outstanding immediately prior to the Merger, if any, shall, by virtue of the Merger and without any action by the holder thereof or Vsource Delaware, cease to be outstanding, and shall be canceled and returned to the status of authorized but unissued shares and any holder of certificates which immediately prior to the Effective Date represented such shares of Delaware Common Stock or Delaware Preferred Stock shall thereafter cease to have any rights with respect to such shares.

     2.3     VSOURCE  NEVADA  EMPLOYEE  PLANS  AND  OPTIONS.

     (a) Upon the Effective Date, each outstanding and unexercised option or other right to purchase or security convertible into Company Common Stock shall become an option or right to purchase or a security convertible into Delaware Common Stock on the basis of one share of Delaware Common Stock for each share of Company Common Stock issuable pursuant to such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Vsource Nevada option, stock purchase right or convertible security on the Effective Date. There are no options or stock purchase rights for or securities convertible into the preferred stock of Vsource Nevada, par value $0.01 per share.

     (b) A number of Delaware Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Company Common Stock so reserved immediately prior to the Effective Date.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     3.1 REPRESENTATIONS AND WARRANTIES OF VSOURCE NEVADA. Vsource Nevada hereby covenants and agrees that it:

     (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

     (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

     (c) Is not in violation of any provisions of its articles of incorporation or bylaws; and

     (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming the approval of this Agreement by the stockholders of Vsource Nevada in accordance with the NGCL, consummate the Merger and the other transactions contemplated by this Agreement.

     3.2 REPRESENTATIONS AND WARRANTIES OF VSOURCE DELAWARE. Vsource Delaware hereby covenants and agrees that it:

     (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

     (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

     (c) Is not in violation of any provisions of its certificate of incorporation or bylaws; and

     (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming, prior to the issuance of shares of stock of Vsource
Delaware, the approval of the board of directors of Vsource Delaware in accordance with the DGCL, consummate the Merger and the other transactions contemplated by this Agreement.

                                   ARTICLE IV
                                   TERMINATION

     4.1 TERMINATION. At any time prior to the Effective Date, this Agreement may be terminated and the Merger abandoned for any reason whatsoever by the Board of Directors of either Vsource Nevada or Vsource Delaware, or both of them, notwithstanding the approval of this Agreement and the Merger by a majority of the voting power of Vsource Nevada.

                                    ARTICLE V
                               FURTHER ASSURANCES

     5.1 FURTHER ASSURANCES AS TO VSOURCE NEVADA. From time to time, as and when required by Vsource Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Vsource Nevada such deeds and other instruments, and there shall be taken or caused to be taken by Vsource Delaware such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Vsource Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Vsource Nevada and otherwise to carry out the purposes of this Agreement, the officers and directors of Vsource Delaware are fully authorized in the name and on behalf of Vsource Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                                   ARTICLE VI
                                  MISCELLANEOUS

     6.1 AMENDMENT. Subject to applicable law, at any time prior to the Effective Date, this Agreement may be amended, modified or supplemented only by the written agreement of Vsource Nevada and Vsource Delaware.

     6.2 ASSIGNMENT; THIRD PARTY BENEFICIARIES. Neither this Agreement, nor any right, interest or obligation hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer any rights or benefits upon any person other than the parties hereto.

     6.3 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware shall be 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801 and The Corporation Trust Company shall be the registered agent of the Surviving Corporation at such address.

     6.4 EXECUTED AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at Vsource Delaware at 5740 Ralston Street, Suite 110, Ventura, California 93003, and copies of this Agreement will be furnished to any stockholder of any of the parties hereto, upon request and without cost.

     6.5 GOVERNING LAW. This Agreement shall in all respects be interpreted by, and construed, interpreted and enforced in accordance with and pursuant to the laws of the State of Delaware and, so far as applicable, by the provisions of the NGCL.

     6.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.7 ENTIRE AGREEMENT; MODIFICATION. This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are not other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supercedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first stated above.


                                      VSOURCE,  INC.
                                      (A  Nevada  corporation)


                                      By:_________________________________
                                      Name:
                                      Title:



                                      VSOURCE,  INC.
                                      (A  Delaware  corporation)


                                      By:_________________________________
                                      Name:
                                      Title:

                         CERTIFICATE OF THE SECRETARY OF

                                  VSOURCE, INC.


     The  undersigned,  ___________________,  Secretary  of  Vsource,  Inc.,  a
Delaware corporation (the "Company") HEREBY CERTIFIED that the foregoing Agreement and Plan of Merger (the "Merger Agreement") of Vsource, Inc. (a Nevada corporation) with and into Vsource, Inc. (a Delaware corporation), dated as of June __, 2000, was adopted pursuant to Section 251(f) of the General Corporation Law of the State of Delaware and that no shares of capital stock of Vsource, Inc., a Delaware corporation ("Vsource Delaware") were issued prior to the adoption by the board of directors of Vsource Delaware of the resolution approving the Merger Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of June, 2000.


                         _____________________________
                         Name:  Sandford  T.  Waddell
                         Office:  Secretary

                                   APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                                 VSOURCE, INC.,
                             a Delaware corporation



                                    ARTICLE 1
                                      NAME

                  The name of this corporation is Vsource, Inc.

                                    ARTICLE 2
                      REGISTERED OFFICE AND RESIDENT AGENT

          The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                    ARTICLE 3
                               CORPORATE PURPOSES

          The purpose of this corporation is to engage in any lawful act or activity for which corporations may be orga-nized under the General Corporation Law of Delaware.

                                    ARTICLE 4
                                  CAPITAL STOCK

     A. This corporation is authorized to issue two classes of stock to be designated "Common Stock" and "Preferred Stock," respectively. The total number of shares which this corporation is authorized to issue is 105,000,000. The number of shares of Common Stock this corporation is authorized to issue is 100,000,000 shares, with a par value of $0.01, and the number of shares of Preferred Stock this corporation is authorized to issue is 5,000,000 shares, with a par value of $0.01.

     B. The Preferred Stock shall be divided into series. The rights, preferences, privileges, restrictions and other matters relating to the Series A Preferred Stock, which series shall consist of 2,802,000 shares, are as set forth below in the succeeding provisions of this Article 4. The Board of Directors of this corporation is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon additional series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. Subject to compliance with applicable protective voting rights that have been or may be granted to the Preferred Stock or any series thereof in any Certificate of Determination or the Corporation's Certificate of Incorporation ("Protective Provisions"), but notwithstanding any other rights of the Preferred Stock or any series thereof, the rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation or acquisition preferences, redemption and/or approval of matters by vote or written consent), or senior to any of those of any present or future class or series of Preferred or Common Stock. Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to increase or decrease the number of shares of any series (other than Series A Preferred Stock), prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding or reserved for issuance upon conversion of the Series A Preferred Stock. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     C. The rights, preferences, privileges, restrictions and other matters relating to the Series A Preferred Stock are as set forth below (all references to paragraph and subparagraph numbers in this Section C are to the paragraphs and subparagraphs of this Section C unless otherwise indicated):

1.     Dividends
       ---------

          The holders of shares of Series A Preferred Stock shall be entitled to receive, out of any assets legally available therefor, and when, as and if declared by the Board of Directors, noncumulative dividends in an amount equal to $0.20 cents per share annually. No dividend may be declared and paid upon shares of Common Stock in any fiscal year of the Corporation unless dividends of $0.20 per share has first been paid upon or declared and set aside for payment to the holders of the shares of Series A Preferred Stock for such fiscal year of the Corporation. No undeclared or unpaid dividend shall ever bear interest.

2.     Liquidation  Preference
       -----------------------

     (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock by reason of their ownership thereof, a preference amount per share consisting of the sum of (A) $2.50 for each outstanding share of Series A Preferred Stock (the "Original Issue Price") and (B) an amount equal to declared but unpaid dividends on such share, if any. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the

Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among such holders in proportion to the full preferential amount each such holder is otherwise entitled to receive.

          (b) After payment to the holders of the Series A Preferred Stock of the amount set forth in the preceding Subparagraph 2a, the remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Common Stock and the Series A Preferred Stock pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Series A Preferred Stock pursuant to Paragraph 5 below).

          (c) For purposes of this Paragraph 2, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by or to include (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation), or
(ii) a sale of all or substantially all of the assets of the Corporation; unless the Corporation's stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation's acquisition or sale or otherwise) hold a majority of the voting power of the surviving or acquiring entity. In any of such events, if the consideration received by the Corporation received is other than cash, its value will be deemed its fair market value. The fair market value of common stock which is publicly traded on an exchange or the NASDAQ National Market System or Small Cap Market shall be the average of the daily market prices of that stock over the 20 consecutive trading days immediately preceding (and not including) the date the Corporation or its stockholders receive such stock. The daily market price for each trading day shall be: (A) the closing price on that day on the principal exchange on which such common stock is then listed or admitted to trading or on NASDAQ, as applicable; or (B) if no sale takes place on that day on such exchange or NASDAQ, the average of the official closing bid and asked prices for that stock. Otherwise, the fair market value of such consideration shall be determined in good faith by the Board of Directors and provided in writing by the Corporation to the holders of the Series A Preferred Stock within five (5) days of the date of such determination; provided, however, that the fair market value of such consideration shall be determined by appraisal in accordance with the following provisions if the holders of at least two-thirds of then outstanding Series A Preferred Stock object in writing to the Board of Director's determination within 15 days of their receipt of notice of such determination by the Board of Directors. A single appraiser shall selected jointly by the holders of a majority of the Series A Preferred Stock and the Corporation. If the holders of the Series A Preferred Stock and the Corporation are unable to agree on an appraiser within twenty (20) days of the Board of Directors receiving notice of such holders' objection to the Board of Directors' determination, each shall immediately appoint an appraiser who shall determine such fair market value. If the lower of the appraised fair market values is not less than ninety percent (90%) of the higher appraised fair market value, the final fair market value of such consideration shall be the average of the appraised values. If the lower of the appraised values is less than ninety percent (90%) of the higher appraised values, the original appraisers shall appoint a final appraiser who shall pick one of the two prior values determined by the first two appraisers. All appraisal reports shall be completed no later than sixty (60) days after the appointment of the appraiser engaged to render such appraisal. All appraisal fees and costs shall be paid by the Corporation; provided, however, that if the final appraised value is no more than ten percent (10%) higher than that determined by the Board, the appraisal fees and costs shall be subtracted from the liquidation preference to be paid to the holders of the Series A Preferred Stock.

     3.     Redemption.
            ----------

          (a)     Redemption  at the Option of the Corporation.  The Corporation
                  --------------------------------------------
shall not have the right to call or redeem any shares of the Series A Preferred Stock.

          (b)     Redemption  at  the Option of the Holders.  The holders of the
                  -----------------------------------------
Series A Preferred Stock shall not have any right to require the Corporation to redeem all or any part of the Series A Preferred Stock held by them.

     4.     Voting  Rights.  The  holder  of  each  share  of Series A Preferred
            --------------
Stock shall have the right to one vote for each share of Common Stock into which such Series A Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded down to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the bylaws of the Company, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote.

     5.     Conversion.  The  holders of the Series A Preferred Stock shall have
            ----------
conversion  rights  as  follows  (the  "Conversion  Rights"):

          (a).     Right  to  Convert.  Each  share  of Series A Preferred Stock
                   ------------------
shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the then applicable Conversion Price, determined as hereinafter provided, in effect on the date the certificate evidencing such share is surrendered for conversion. The initial Conversion Price per share for Series A Preferred Stock (the "Conversion Price") shall be the Original Issue Price. Such initial Conversion Price shall be adjusted as hereinafter provided.

          (b).     Automatic Conversion.  Each share of Series A Preferred Stock
                   --------------------
shall automatically be converted into shares of Common Stock at the then effective Conversion Price as provided in Subparagraph 5a above, immediately upon the closing of a public offering of the Corporation's Common Stock with aggregate gross proceeds of at least $10,000,000 and a per share price to the public of at least five dollars ($5.00), or at the election of the holders of a majority of the outstanding shares of Series A Preferred Stock.

          (c)     Mechanics  of  Conversion.  Before  any  holder  of  Series  A
                  -------------------------
Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates thereof, duly endorsed, at the office of the Corporation or of any transfer agent for such stock, and shall give written notice to the Corporation at such office that it elects to convert the same and shall state therein the number of shares to be converted and the name or names in which it wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (d)     Conversion  Price  Adjustments.  The Conversion Price shall be
                  -------------------------------
subject  to  the  following  adjustments:

               (1)     Adjustment  for  Stock  Splits  and Combinations.  If the
                       ------------------------------------------------
Corporation at any time or from time to time after the first issuance of Series A Preferred Stock (the "Purchase Date") effects a subdivision of the outstanding Common Stock, by stock split or otherwise, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased; and, conversely, if the Corporation at any time or from time to time after the

Purchase Date combines the outstanding shares of Common Stock, by reverse stock split or otherwise, the Conversion Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this Section d(1) shall become effective at the close of business on the date the subdivision or combination becomes effective.

               (2)     Adjustment  for  Certain Dividends and Distributions.  In
                       ----------------------------------------------------
the event the Corporation at any time or from time to time after the Purchase Date either makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction
(1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance on the close of business on such record date, and (2) the denominator of which shall be (i) the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus
(ii) the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date or date fixed therefor and thereafter the Conversion Price shall be adjusted pursuant to this Section d(2) as of the time of actual payment of such dividend or distribution. For purposes of the foregoing formula, "the total number of shares of Common Stock issued and outstanding" on a particular date shall include shares of Common Stock issuable upon conversion of stock or securities convertible into Common Stock and the exercise of warrants, options or rights for the purchase of Common Stock which are outstanding on such date.

               (3)     Adjustments  for  Other  Dividends and Distributions.  In
                       ----------------------------------------------------
the event the Corporation at any time or from time to time after the Purchase Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event, provision shall be made so that each Holder of Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which it would have received had the Holder's shares of Series A Preferred Stock been converted into Common Stock as of the date of such event and had it thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights of such Holder.

               (4)     Adjustment  for  Recapitalization,  Reclassification,  or
                       ---------------------------------------------------------
Exchange. If the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock of the Corporation, whether by recapitalization, reclassification or other exchange (other than a subdivision or combination of shares, or a stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section d), then and in any such event each Holder of Series A Preferred Stock shall have the right thereafter to convert the Series A Preferred Stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other exchange by holders of the number of shares of Common Stock into which the number of shares of Series A Preferred Stock then by such Holder could be converted immediately prior to such recapitalization, reclassification or other exchange, all subject to further adjustment as provided herein.

               (5)     Reorganizations,  Mergers,  Consoli-dations  or  Sales of
                       ---------------------------------------------------------
Assets. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a subdivision or combination of shares or a stock dividend or a recapitalization, reclassification or other exchange of shares, provided for elsewhere in this Section d) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's assets to any other person, then, as a part of such capital reorganization, merger, consolidation or sale, provision shall be made so that each Holder of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such capital reorganization, merger, consolidation or sale, to which a holder of the number of shares of Common Stock deliverable upon such exercise would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section d with respect to the rights of each Holder of Series A Preferred Stock after the capital reorganization, merger, consolidation or sale to the end that the provisions of this Section d (including the number of shares deliverable upon conversion of the Series A Preferred Stock) shall continue to be applicable after that event and shall be as nearly equivalent to the provisions hereof as may be practicable.

               (6)     Sale  of  Shares  Below  Conversion  Price.
                       ------------------------------------------

                    (A) If at any time or from time to time after the Purchase Date, the Corporation issues or sells, or is deemed by the express provisions of this Section d(6) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock as provided in Section d(2) and other than upon a subdivision or combination of shares of Common Stock as provided in Section d(1), for an Effective Price (as hereinafter defined) less than the then existing Conversion Price, then and in each such case the then existing Conversion Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying that Conversion Price by a fraction the numerator of which shall be (A) the number of shares of Common Stock outstanding at the close of business on the day next preceding the date of such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received (or by the express provisions hereof is deemed to have been received) by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, plus
(C) the number of shares of Common Stock underlying Other Securities (as hereinafter defined) and the denominator of which shall be (X) the number of shares of Common Stock outstanding at the close of business on the date of such issue after giving effect to such issue of Additional Shares of Common Stock, plus (Y) the number of shares of Common Stock underlying the Other Securities at the close of business on the date of such issue or sale.

               (B) For the purpose of making any adjustment required under this Section d(6), the consideration received by the Corporation for any issue or sale of securities shall (A) to the extent it consists of cash be computed at the amount of cash received by the Corporation, (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board, and (C) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

               (C) For the purpose of the adjustment required under this Section d(6), if the Corporation issues or sells any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being hereinafter referred to as "Convertible Securities") and if the Effective Price of such Additional Shares of Common Stock is less than the Conversion Price then in effect, then in each case the Corporation shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof. No further adjustment of the Conversion Price, adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities.

               (D) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Corporation after the Purchase Date, whether or not subsequently reacquired or retired by the Corporation, other than: (A) shares of Common Stock issued upon conversion of the Series A Preferred Stock or any other options or warrants or convertible securities outstanding or issuable on the Purchase Date; (B) shares of Common Stock issuable or issued to the directors, officers and employees of or consultants to the Corporation; (C) shares of Common Stock issuable or issued as part of an acquisition by the Corporation of all of or certain assets (including technology rights) or shares of another company or entity whether through a purchase, merger, exchange, reorganization or the like; (D) shares of Common Stock issuable or issued pursuant to equipment financing or leasing arrangements; or (E) shares issued in a public offering of the Corporation's securities. The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Corporation under this Section d(6), into the aggregate consideration received, or deemed to have been received by the Corporation for such issue under this Section d(6), for such Additional Shares of Common Stock. "Other Securities" with respect to an issue or sale of Additional Shares of Common Stock shall mean (i) preferred stock, debentures and notes convertible into Common Stock, and (ii) options or warrants to purchase Common Stock at a price that is no greater than 95% of the Effective Price of such issue or sale of Additional Shares of Common Stock. The "number of shares of Common Stock underlying Other Securities" on a particular date shall mean the number of shares of Common Stock issuable upon the exercise or conversion, as the case may be, of such Other Securities at the close of business on such date but only to the extent that the holders thereof have the fully vested legal right to exercise or convert such Other Securities on such date and to retain the Common Stock issued upon such exercise or conversion.

          (7) Upon the occurrence of each adjustment or readjustment of the Conversion Price, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof, and shall prepare and furnish to the holders of the Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

          (e)     Notices  of  Record  Date.  In  the event of any taking by the
                  -------------------------
Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any security or right convertible into or entitling the holder thereof to receive or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Stock at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right, and the amount and character of such dividend, distribution, security or right.

          (f)     Reservation  of  Stock  Issuable  Upon  Conversion.  The
                  --------------------------------------------------
Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Articles of Incorporation.

          (g)     Fractional  Shares.  No  fractional share shall be issued upon
                  ------------------
the conversion of any share or shares of Series A Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforemen-tioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (determined as provided in Subparagraph 5c).

          (h)     Notices.  Any  notice  required  by  the  provisions  of  this
                  -------
Paragraph 5 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, return receipt requested, and addressed to each holder of record at his address appearing on the books of the Corporation.

          6.     Amendment.
                 ---------

          Any term relating to the Series A Preferred Stock may be amended and the observance of any term relating to the Series A Preferred Stock may be waived (either generally or in a particular instance) only with the vote or written consent of holders of a majority of the outstanding shares of the Series A Preferred Stock. Any amendment so effected shall be binding upon the Corporation and any holder of the Series A Preferred Stock.

          7.     Restrictions  and  Limitations.
                 ------------------------------

          So long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the vote or written consent by the holders of a majority of the outstanding shares of Series A Preferred Stock, voting together as a single class:

          (a) Increase or decrease (other than by conversion) the total number of authorized shares of Series A Preferred Stock; or

          (b) Amend the Articles of Incorporation of the Corporation to change the rights, preferences, privileges or limitations of the Series A Preferred Stock.

          8.     No  Reissuance  of  Series  A  Preferred  Stock.
                 -----------------------------------------------

          No share or shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be returned to the status of undesignated shares of Preferred Stock.

          9.     Residual  Rights.
                 ----------------

          Holders of shares of Series A Preferred Stock shall not have any pre-emptive rights. All rights accruing to the outstanding shares of the Company not expressly provided for to the contrary herein shall be vested in the Common Stock.

                                    ARTICLE 5
                  AMENDMENT OF BYLAWS AND ELECTION OF DIRECTORS

          The board of directors is authorized to make, alter or repeal the bylaws of this corporation. Election of directors need not be by written ballot.

                                    ARTICLE 6
                                  INCORPORATOR

              The name and mailing address of the incorporator is:

                               Sandford T. Waddell
                         5740 Ralston Street, Suite 110
                            Ventura, California 93003

                                    ARTICLE 7
                              NO DIRECTOR LIABILITY

     A. To the fullest extent permitted by the law of the State of Delaware as it now Block protect turned off here. exists or may hereafter be amended, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty owed by such director or officer, as applicable, to the Corporation or its stockholders; provided, however, that liability of any director or officer shall
              --------  -------
not be eliminated or limited for acts or omissions which involve any breach of a director's or officers duty of loyalty to the Corporation or its stockholders, intentional misconduct, fraud or a knowing violation of law, under Section 174 of the General Corporation Law of the State of Delaware or for transaction from which the officer or director derived an improper personal benefit.

     B. The Corporation shall, to the maximum extent permitted from time to time under the law of the State of Delaware, indemnify and hold harmless and upon request shall advance expenses to any person (and heirs, executors or administrators of such person) who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a director or officer of the Corporation or while such a director or officer is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation or any partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys' fees and expenses), judgments, fines, penalties and amounts paid in settlement incurred in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim; provided, however, that the foregoing shall not require the Corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any by-law, agreement, vote of directors or stockholders or otherwise an shall inure to the benefit of the heirs and legal representatives of such person. Any person seeking indemnification under this Article 7 shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established. Any repeal or modification of the foregoing provisions of this Article 7 shall not adversely affect any right or protection of a director or officer of the Corporation with respect to any acts or omissions of such director or officer occurring prior to such repeal or modification.

     C. The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by the law of the State of Delaware.

     D. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the law of the State of Delaware.

     E. The rights and authority conferred in this Article 7 shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

     F. Neither the amendment nor repeal of this Article 7, nor the adoption of any provision of these Certificate of Incorporation or the Bylaws of the Corporation, nor, to the fullest extent permitted by the law of the State of Delaware any modification of law, shall eliminate or reduce the effect of this
Article 7 in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification.


                                    ARTICLE 8
                                DIRECTOR RELIANCE

     A director shall be fully protected in relying in good faith upon the books of account or other records of the Corporation or statements prepared by any of its officers or by independent public accountants or by an appraiser selected with reasonable care by the Board of Directors as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation's capital stock might properly be purchased or redeemed.

          I, THE UNDERSIGNED, for the purpose of forming a corpo-ration pursuant to the General Corporation Law of Delaware, do make, file and record this certificate, and do certify that the facts herein stated are true; and I have accordingly hereunto set my hand.

Dated:    _________________

State  of  ________________

County  of   ______________



                              ____________________________________
                              Sandford  T.  Waddell,  Incorporator

                                   APPENDIX C

                                     BYLAWS

                                       OF

                                 VSOURCE, INC.,
                             a Delaware Corporation



                                    ARTICLE I
                                  STOCKHOLDERS

     Section  1:     Annual  Meeting.
     ----------      ---------------

     An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held during the month of June, or within thirty days before or after said month. The specific place, date, and time of the meeting shall be set by the Board of Directors and stated in the notice of meeting.

     Section  2:     Special  Meetings.
     ----------      -----------------

     Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called by the Board of Directors, the chief executive officer. or president and shall be held at such place, on such date, and at such time as they or he or she shall fix.

     Section  3:     Notice  of  Meetings.
     ----------      --------------------

     Written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

     When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

     Section  4:     Quorum.
     ----------      ------

     At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law; provided, however, that in no case shall such quorum be less than 33 1/3 percent of the outstanding shares of the common voting stock. Where a separate vote by a class or classes is required, a majority of the shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

     If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date, or time.

     Section  5:     Organization.
     ----------      ------------

     Such person as the Board of Directors may have designated or, in the absence of such a person, the chief executive officer of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints.

     Section  6:     Conduct  of  Business.
     ----------      ---------------------

     The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

     Section  7:     Proxies  and  Voting.
     ----------      --------------------

     At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used. provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

     All voting, including on the election of directors but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefore by a stockholder entitled to vote or by his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

     All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

     Upon  becoming  a  "listed  corporation" as such term is defined in Section
301.5 of the California General Corporation Law or upon such time as the Corporation is no longer subject to Section 2115 of the California General Corporation Law, cumulative voting shall be eliminated unless otherwise required by applicable law.

     Section  8:     Stock  List.
     ----------      -----------

     A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

     The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

     Section  9:  Consent  of  Stockholders  in  Lieu  of  Meeting.
     ----------   ------------------------------------------------

     Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested.

     Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the date the earliest dated consent is delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner prescribed in the first paragraph of this Section.

                                   ARTICLE II
                               BOARD OF DIRECTORS

     Section  1:     Number  and  Term  of  Office.
     ----------      -----------------------------

     The number of directors who shall constitute the whole Board shall be such number as the Board of Directors shall from time to time have designated, except that in the absence of any such designation, such number shall be five (5). Each director shall be elected for a term of one year and until his or her successor is elected and qualified, except as otherwise provided herein or required by law.

     Whenever the authorized number of directors is increased between annual meetings of the stockholders, a majority of the directors then in office shall have the power to elect such new directors for the balance of a term and until their successors are elected and qualified. Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease.

     Section  2:     Vacancies.
     ----------      ---------

     If the office of any director becomes vacant by reason of death, resignation, disqualification, removal or other cause, a majority of the directors remaining in office, although less than a quorum, may elect a successor for the unexpired term and until his or her successor is elected and qualified.

     Section  3:     Regular  Meetings.
     ----------      -----------------

     Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

     Section  4:     Special  Meetings.
     ----------      -----------------

     Special meetings of the Board of Directors may be called by one-third (1/3) of the directors then in office (rounded up to the nearest whole number) or by the chief executive officer and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given each director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or by telegraphing or telexing or by facsimile transmission of the same not less than twenty-four (24) hours before the meeting, Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

     Section  5:     Quorum.
     ----------      ------

     At any meeting of the Board of Directors, a majority of the total number of the whole Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting. a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.Block protect turned off here.
Block  protect  turned  off  here.

     Section  6:     Participation  in  Meetings  By  Conference  Telephone.
     ----------      ------------------------------------------------------

     Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

     Section  7:     Conduct  of  Business.
     ----------      ---------------------

     At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

     Section  8:      Powers.
     ----------       ------

     The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

          (1)     To declare dividends from time to time in accordance with law;

          (2) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

          (3) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

          (4) To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

          (5) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

          (6) To adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;

          (7) To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and.

          (8) To adopt from time to time regulations, not inconsistent with these By-laws, for the management of the Corporation's business and affairs.

     Section  9:     Compensation  of  Directors.
     ----------      ---------------------------

     Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

                                   ARTICLE III
                                   COMMITTEES

     Section  1:     Committees  of  the  Board  of  Directors.
     ----------      -----------------------------------------

     The Board of Directors, by a vote of a majority of the whole Board, may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law 9 if the resolution which designates the committee or a supplemental resolution of the Board of Directors shall so provide. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

     Section  2:     Conduct  of  Business.
     ----------      ---------------------

     Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting K all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

                                   ARTICLE IV
                                    OFFICERS

     Section  1:      Generally.
     ----------       ---------

     The officers of the Corporation shall consist of a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person.

     Section  2:     President.
     ----------      ---------

     The President shall be the chief executive officer of the Corporation. Subject to the provisions of these By-laws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.

     Section  3:     Vice  President.
     ----------      ---------------

     Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One (1) Vice President shall be designated by the Board to perform the duties and exercise the powers of the President in the event of the President's absence or disability.

     Section  4:     Treasurer.  The Treasurer shall have the responsibility for
     ----------      ---------
maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe. The Chief Financial Officer of the Corporation shall be the Treasurer unless the office is otherwise filled by the Board of Directors.

     Section  5:     Secretary.
     ----------      ---------

     The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as t he Board of Directors may from time to time prescribe.

     Section  6:     Delegation  of  Authority.
     ----------      -------------------------

     The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof

     Section  7:     Removal.
     ----------      -------

     Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

     Section  8:     Action  with  Respect  to Securities of Other Corporations.
     ----------      ----------------------------------------------------------

     Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of Stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

                                    ARTICLE V
                                      STOCK

     Section  1:     Certificates  of  Stock.
     ----------      -----------------------

     Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

     Section  2:     Transfers  of  Stock.
     ----------      --------------------

     Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these By-laws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a now certificate is issued therefor.

     Section  3:     Record  Date.
     ----------      ------------

     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall be not more than ten (10) days after the date upon which the resolution fixing the record date is adopted. If no record date has been fixed by the Board of Directors and no prior action by the Board of Directors is required by the Delaware General Corporation Law, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner prescribed by
Article 1, Section 9 hereof. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Delaware General Corporation Law with respect to the proposed action by written consent of the stockholders, the record date for determining stockholders entitled to consent to corporate action in writing shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

     Section  4:     Lost,  Stolen  or  Destroyed  Certificates.
     ----------      ------------------------------------------

     In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

     Section  5:     Regulations.
     ----------      -----------

     The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

                                   ARTICLE VI
                                     NOTICES

     Section  1:     Notices.
     ----------      -------

     Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in Block protect turned off here. writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by prepaid telegram or mailgram. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice is received, if hand delivered, or dispatched, if delivered through the mails or by telegram or mailgram, shall be the time of the giving of the notice.

     Section  2:     Waivers.
     ----------      -------

     A written waiver of any notice, signed by a stockholder, director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver.

                                   ARTICLE VII
                                  MISCELLANEOUS

     Section  1:     Notices.
     ----------      -------

     In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these By-laws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

     Section  2:     Corporate  Seal.
     ----------      ---------------

     The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directedBlock protect turned off here. by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

     Section  3:     Reliance  upon  Books,  Reports  and  Records.
     ----------      ---------------------------------------------

     Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

     Section  4:     Fiscal  Year.
     ----------      ------------

     The fiscal year of the Corporation shall be as fixed by the Board of Directors.

     Section  5:     Time  Periods.
     ----------      -------------

     In applying any provision of these By-laws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

                                  ARTICLE VIII
                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section  1:     Right  to  Indemnification.
     ----------      --------------------------

     Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this ARTICLE VIII with respect to proceedings to enforce rights
                      ------------
to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

     Section  2:     Right  to  Advancement  of  Expenses.
     ----------      ------------------------------------

     The right to indemnification conferred in section 1 of this ARTICLE VIII shall include the right to be paid by the Corporation the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections I and 2 of this ARTICLE VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

     Section  3:     Right  of  Indemnitee  to  Bring Suit.     If a claim under
     ----------      -------------------------------------
Section 1 or 2 of this ARTICLE VIII is not paid in full by the Block protect turned off here. Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty
(20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the
Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this ARTICLE VIII or otherwise shall be on the Corporation.

     Section  4:     Exclusivity  of  Rights.
     ----------      -----------------------

     The rights to indemnification and to the advancement of expenses conferred in this ARTICLE VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

     Section  5:     Insurance.
     ----------      ---------

     The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     Section  6:     Indemnification  of Employees and Agents of the Corporation
     ----------      -----------------------------------------------------------

     The Corporation may, to the extent authorized from time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

                                   ARTICLE IX
                                   AMENDMENTS

     These By-laws may be amended or repealed by the Board of Directors at any Block protect turned off here. meeting or by the stockholders at any meeting.

     CERTIFICATE  OF  SECRETARY


          The  undersigned  hereby  certifies  that:

          1. He/she is the duly elected and acting Secretary of Vsource, Inc., a Delaware corporation; and

          2. The foregoing Bylaws constitute the Bylaws of such corporation as duly adopted by the __________________ on __________, 2000.

          IN WITNESS WHEREOF, I have executed this Certificate of Secretary as of __________, 2000.




                              _________________________________
                              Sandford  T.  Waddell,  Secretary


                                   APPENDIX D

                             NEVADA REVISED STATUTES
                            SECTIONS 92A.300-92A.500


     NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
     (Added  to  NRS  by  1995,  2086)

     NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
     (Added  to  NRS  by  1995,  2087)

     NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.
     (Added  to  NRS  by  1995,  2087)

     NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
     (Added  to  NRS  by  1995,  2087;  A  1999,  1631)

     NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
     (Added  to  NRS  by  1995,  2087)

     NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
     (Added  to  NRS  by  1995,  2087)

     NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
     (Added  to  NRS  by  1995,  2087)

     NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
     (Added  to  NRS  by  1995,  2087)

     NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
     (Added  to  NRS  by  1995,  2087)

     NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
     (Added  to  NRS  by  1995,  2088)

     NRS  92A.360  Rights  of  dissenting  member  of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
     (Added  to  NRS  by  1995,  2088)

     NRS  92A.370 Rights of dissenting member of domestic nonprofit corporation.
     1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

     2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
     (Added  to  NRS  by  1995,  2088)

     NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
     1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

          (a) Consummation of a plan of merger to which the domestic corporation is a party:

               (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

               (2) If the domestic corporation is a subsidiary and is merged with its pare t under NRS 92A.180.

          (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

          (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

     2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
     (Added  to  NRS  by  1995,  2087)

     NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
     1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

          (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

          (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

               (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                    (i) The surviving or acquiring entity; or

                    (ii) Any other entity which,  at the  effective  date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

               (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
     (Added  to  NRS  by  1995,  2088)

     NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

          (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

          (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote. (Added to NRS by 1995, 2089)

     NRS  92A.410  Notification  of  stockholders  regarding  right  of dissent.
     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

     2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
     (Added  to  NRS  by  1995,  2089;  A  1997,  730)

     NRS  92A.420  Prerequisites  to  demand  for  payment  for  shares.
     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

          (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (b) Must not vote his shares in favor of the proposed action.

     2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
     (Added  to  NRS  by  1995,  2089;  1999,  1631)

     NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.
     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

          (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

          (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

          (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

          (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

          (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2089)

     NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
     1.     A  stockholder  to  whom  a  dissenter's  notice  is  sent  must:

          (a) Demand payment;

          (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

          (c) Deposit his certificates, if any, in accordance with the terms of the notice.

     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
     (Added  to  NRS  by  1995,  2090;  A  1997,  730)

     NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
     (Added  to  NRS  by  1995,  2090)

     NRS  92A.460  Payment  for  shares:  General  requirements.
     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a) Of the county where the corporation's registered office is located; or

          (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

     2.     The  payment  must  be  accompanied  by:

          (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

          (b) A statement of the subject corporation's estimate of the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

          (e) copy of NRS 92A.300 to 92A.500,  inclusive. (Added to NRS by 1995,
     2090)

     NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.
     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480. (Added to NRS by 1995, 2091)

     NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.
     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
     (Added  to  NRS  by  1995,  2091)

     NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

          (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

          (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470. (Added to NRS by 1995, 2091)

     NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

          (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
     (Added  to  NRS  by  1995,  2092)

                                   APPENDIX E

                            [Audit Committee Charter]
MEMBERSHIP
----------

1.     Not  less  than  three  members,  selected  from  the board of directors.
2.     No  current  officers  of  the  company  or  its  subsidiaries.
3.     At  least  one  member  with  significant  financial  background.
4.     majority  of  directors  not  former  company  or  subsidiary  officers.
5. Compliance with audit committee guidelines issued by the Securities and Exchange Commission, the NASDAQ Stock Market, and any other exchange where the company's shares are traded.

ACTIONS  OF  THE  COMMITTEE:
---------------------------

(a)    Advise  Board,  but  not  Requiring  Prior  Board  Approval:
       -----------------------------------------------------------
1.     Review  &  approve  scope  of  annual  audit.
2.     Review  &  approve  scope  of  annual  benefit  plan  audits.
3. Respond to questions, if any, relating to the Committee during annual shareholder meeting
4. Request to President to have company staff, or outside auditors, study a particular area of concern.

(b)    Recommend  Action  by  the  Board,  after  Committee  Review:
       ------------------------------------------------------------
1.     Appoint  Independent  Outside  Audit  firm.
2.     Review  major  accounting  policy  changes  before  implementation.
3.     Review  SEC  registration  statements  before  signature  by  Board.
4.     Review  annual  audit reports, and content of proposed published reports.

(c  )  Committee  Provides  Summary  Information  to  Board,  as  Appropriate
       ----------------------------------------------------------------------
1. Trends in accounting policy changes by organizations such as FASB, SEC, AICPA, etc., and relevance to the company.
2. Interview independent CPAs relative to company financial controls and related subjects.
3. Participate in financial review prior to publication of quarterly reports.
4.     Review  administration  of  company's  "conflict  of  interest"  policy.
5. Review performance of management and operating personnel under the company's code of ethics.
6. Review insurance programs from the standpoint of exposures, coverage gaps, and potential fraud.
7.     Review  reports  on  the  company  by  government  agencies.

8. Review periodic SEC filings, by the company, to assure adequate programs and procedures exist to achieve compliance with SEC regulations, and regulations of stock exchanges where the company's shares trade.

                                     [Front]

                                      PROXY

                                  VSOURCE, INC.
                         5720 Ralston Street, Suite 110
                           Ventura, California  93003


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3.

The undersigned hereby appoints Robert McShirley and Sandford Waddell or either of them, with unlimited power of substitution, as Proxies to represent the undersigned at the Annual Meeting of Stockholders of Vsource, Inc. to be held on Tuesday, May 12, 2000, at [state time], local time, or any adjournment or adjournments thereof, and to vote, as directed below, all shares of Common Stock and all shares of Preferred Stock, which the undersigned would be entitled to vote if then personally present.

PLEASE  MARK  YOUR  VOTES  LIKE  THIS  [  X  ]

1. ELECTION OF FIVE DIRECTORS, EACH TO HOLD OFFICE UNTIL HIS OR HER SUCCESSOR SHALL HAVE BEEN ELECTED AND QUALIFIED. If no direction is made, this proxy will be voted "FOR" the nominees of the Board of directors for the Election of Directors. Or the stockholder may write the number of votes cast for each nominee.(See "Proposal One-Vote Required" for an explanation of cumulative voting.) ABSTAIN (Place an "X" in the Box below.) [ ]

ROBERT  McSHIRLEY          _______________
SAMUEL  BRADT              _______________
SCOTT  BEHAN               _______________
ROBERT  SCHWARTZ           _______________
RAMIN  KAMFAR              _______________


2.     APPROVAL  FOR  REINCORPORATION

               FOR               AGAINST               ABSTAIN
               [      ]               [      ]                    [      ]

3.     RATIFICATION  OF  APPOINTMENT  OF  INDEPENDENT  PUBLIC  ACCOUNTANT

               FOR               AGAINST               ABSTAIN
               [      ]               [      ]                    [      ]


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        [Back]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.



[      ]  I  PLAN     [      ]  I  DO  NOT  PLAN  to  attend  the  meeting

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS BELOW. If stock is registered in the name of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.


Date:  ___________________________________



                ________________________________________________
                            Signature of Stockholder



                ________________________________________________
                            Signature of Stockholder


PLEASE MARK, SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY IN THE POSTPAID ENVELOPE PROVIDED


                                        3